FILED
TARRANT COUNTY TEXAS
February 26, 2020
MARY LOUISE NICHOLSON
COUNTY CLERK
BY: Jones, Kim

CAUSE NO. 2018-006416-2

WILDCAT CONSULTING GROUP LLC,	§	IN THE COUNTY COURT AT LAW
	§	
Plaintiff,	§	
	§	
v.	§	NO. 2
	§	
GREENWAY TECHNOLOGIES, INC.,	§	
	§	
Defendant.	§	TARRANT COUNTY, TEXAS

AGREED ORDER OF DISMISSAL WITH PREJUDICE

On this day, the Court considered the parties' Joint Motion to Dismiss with Prejudice. The Court, after having reviewed the Joint Motion, finds that it is in all things proper and should be GRANTED.

IT IS THEREFORE ORDERED that all of Plaintiff's claims and causes of action against Defendant be, and the same are hereby, dismissed with prejudice, and that all of Defendant's claims and causes of action against Plaintiff be, and the same are hereby, dismissed with prejudice.

IT IS FURTHER ORDERED that all costs are hereby taxed against the party incurring the same.

SIGNED this _______ day of ___________________, 2019.

Signed on this day February 25, 2020

Jennifer Rymell

JUDGE PRESIDING

AGREED AS TO FORM AND SUBSTANCE:

/s/
James V. Jay
Texas Bar No. 10595300
jimj@lawgjm.com

GRIFFITH, JAY & MICHEL, LLP
2200 Forest Park Blvd.
Fort Worth, Texas 76110
Telephone: 817.926.2500
Facsimile: 817.926.2505

Attorney for Plaintiff
Wildcat Consulting Group LLC

/s/
Jeffrey W. Hellberg, Jr.
Texas Bar No. 00796738
jeff.hellberg@wickphillips.com
Zachary C. Farrar
Texas Bar No. 24093418
zachary.farrar@wickphillips.com

WICK PHILLIPS GOULD & MARTIN, LLP
100 Throckmorton Street, Suite 1500
Fort Worth, Texas 76102
Telephone: 817.332.7788
Facsimile: 817.332.7789

Attorney for Defendant
Greenway Technologies, Inc.